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                            SELECT TEN PLUS DIVISIONS
                                   OFFERED BY
                              SEPARATE ACCOUNT TEN
                       OF INTEGRITY LIFE INSURANCE COMPANY

                       Supplement dated September 5, 2003
                       to the prospectus dated May 1, 2003

PLEASE READ THIS SUPPLEMENT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

Effective October 1, 2003, each of the Select Ten Plus investment divisions (March, June, September and December) of Separate Account Ten will be closed to new investors.

On August 12, 2003, the Board of Managers of Separate Account Ten approved the proposed reorganization of Separate Account Ten and called for a special meeting to be held on December 5, 2003, at which contractowners of record on August 29, 2003, will vote on whether to approve an agreement and plan of reorganization. Under the proposed reorganization, the accumulated value of your Separate Account Ten account and any future contributions will be invested in shares of Touchstone Enhanced Dividend 30 Fund (the "Fund"), a series of Touchstone Variable Series Trust. The Fund's shares will be held by Integrity Life Insurance Company in another of its separate accounts, Separate Account II, which already holds shares of the Fund as an investment option underlying certain variable annuity contracts. The Fund seeks total return by investing in all 30 stocks included in the Dow Jones Industrial Average, with the three highest dividend yielding stocks overweighted and the remaining stocks underweighted. The value of your investment will not change as a result of the reorganization, nor will the reorganization affect your rights under your variable annuity contract.

The Board of Managers has proposed the reorganization because it believes you will benefit from participating in a more economically viable securities portfolio. Because of Separate Account Ten's small asset size, lack of expected asset growth, lack of economies of scale, and the cyclical nature of its investment returns, the Board of Managers believes that the proposed reorganization is in the best interest of contractowners. Proxy materials will be mailed to contractowners of record on or about October 6, 2003.